                                                                    Exhibit 99.1

For Release:        Immediately

Contact:            John D. Swift, Chief Financial Officer

MOHAWK INDUSTRIES, INC. ANNOUNCES RECORD FIRST QUARTER EARNINGS WITH A 59% INCREASE IN NET EARNINGS

Calhoun, Georgia, April 15, 2002 - Mohawk Industries, Inc. (NYSE:MHK) today announced record net earnings and diluted earnings per share (EPS) for the first quarter of 2002 with $43,210,000 (59% above last year) in net earnings and $0.77 per share (51% above last year). This compares to $27,206,000 in net earnings and EPS of $0.51 for the first quarter of 2001. The improvement was the result of increased sales, improved gross profit, and reduced interest expense. Dal-Tile results were included for the seven business days after the closing on March 20, 2002. The Dal-Tile results and related acquisition costs had no material impact on EPS. Net sales for the quarter increased 12% to $866,710,000 compared to $777,339,000 for the first quarter of 2001. The sales increase was attributable to internal growth of Mohawk products and the Dal-Tile acquisition.

In commenting on the first quarter financials, Jeffrey S. Lorberbaum, President and CEO, stated, "We are pleased with our performance this quarter and believe these results along with those from the previous quarter indicate we are on the upside of an economic recovery. Our sales growth was the result of internal growth of 8% in our various product lines and the addition of Dal-Tile sales of $28,484,000. Gross profit as a percentage of net sales improved from 22.8% to 24.8% because of improvement in Mohawk product mix and costs (1.5%) and the impact of Dal-Tile (.5%).

The selling, general and administrative expenses rose slightly as a percentage of net sales primarily as a result of the Dal-Tile operations. Overall, operating income as a percentage of net sales increased from 6.9% to 8.6%. This increase is mostly related to Mohawk operations. Our debt to total capitalization ratio was 39.2% at the end of the first quarter 2002 even after the Dal-Tile merger. This compares to a 42.8% ratio at the end of first quarter 2001 and this reduction clearly demonstrates our commitment to maintaining an investment grade rating and managing the balance sheet for financial flexibility.

Our integration of the Dal-Tile acquisition continues as planned. We are especially encouraged by the very positive attitude and actions of the Dal-Tile and Mohawk integration teams. We have developed preliminary strategies that will allow us to

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grow earnings and cash flow thereby adding greater value for our shareholders.
We continue to believe the Dal-Tile acquisition will be slightly positive for earnings by about $0.10 EPS in 2002.

We were pleased to be named number 455 in the list of the Fortune 500 Largest U.S. Corporations in 2001 which was an improvement from number 491 in 2000. Additionally, we were ranked number 17 out of the top 500 for the total return to shareholders for one year, and number 18 out of the top 500 for growth in profits over five years. We were also honored to receive Floor Covering Weekly Dealers' Choice first place award at Surfaces 2002 for carpet, ceramic, wood and merchandising."

Although we believe that our industry is recovering from the economic recession and are cautiously optimistic about future quarters, the current environment of rising energy prices could have a dampening effect on the economy overall as well as our industry. Additionally, the potential for increasing interest rates could also negatively impact our future results. At this time, Mohawk anticipates that the second quarter 2002 EPS will be 20% to 25% above 2001 and third quarter 2002 EPS will be 10% to 15% above last year. All of the above information includes the impact of Mohawk's merger with Dal-Tile.

Certain of the statements in the immediately preceding paragraphs, particularly anticipating future financial performance, business prospects, growth and operating strategies, proposed acquisitions, and similar matters, and those preceded by, followed by or that otherwise include the words "believes," "expects," "anticipates," "intends," "estimates," or similar expressions constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. For those statements, Mohawk claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Those statements are based on many assumptions including assumptions regarding the Company's ability to maintain its sales growth and gross margins and to control costs. These or other assumptions could prove inaccurate and therefore, there can be no assurance that the "forward-looking statements" will prove to be accurate. Forward-looking statements involve a number of risks and uncertainties. The following important factors affect the future results of Mohawk and could cause those results to differ materially from those expressed in the forward-looking statements: materially adverse changes in economic conditions generally in the carpet, rug and floorcovering markets served by Mohawk; competition from other carpet, rug and floorcovering manufacturers; raw material prices; timing and level of capital expenditures; the successful integration of acquisitions including the challenges inherent in diverting Mohawk's management attention and resources from other strategic matters and from operational matters for an extended period of time; the successful introduction of new products; the successful rationalization of existing operations; and other risks identified from time to time in the Company's SEC reports and public announcements.

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Mohawk is a leading supplier of flooring for both residential and commercial applications and a producer of woven and tufted broadloom carpet, rugs and ceramic tile. The Company designs, manufactures and markets premier carpet brand names, which include "Mohawk," "Aladdin," "Bigelow," "Custom Weave," "Durkan," "Galaxy," "Helios," "Horizon," "Karastan," "Mohawk Commercial," "World," and "Wunda Weve." Mohawk offers a broad line of home products including rugs, throws, pillows and bedspreads under the brand names Aladdin, Goodwin Weavers, Karastan, Mohawk Home and Newmark. Mohawk manufacturers and distributes ceramic tile and natural stone products under the brand names Dal-Tile, Mohawk and American Olean. Mohawk also offers other products that include laminate, wood and vinyl flooring and carpet padding under the Mohawk brand name.

                                      #####


There will be a conference call Tuesday, April 16, 2002 at 11:00 AM Eastern Time
--------------------------------------------------------------------------------
The telephone number to call is 1-800-603-9255. A conference call replay will
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also be available until Friday, April 19, 2002 by dialing 1-800-642-1687 and
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entering Conference ID # 3841403.
---------------------------------

                                      #####

DATES FOR FUTURE PRESS RELEASES AND CONFERENCE CALLS:
-----------------------------------------------------
                     PRESS RELEASE    CONFERENCE CALL
                     -------------    ---------------
1/ST/ QUARTER 2002  APRIL 15, 2002    APRIL 16, 2002     11:00 AM (800-603-9255)
2/ND/ QUARTER 2002  JULY 15, 2002     JULY 16, 2002      11:00 AM (800-603-9255)
3/RD/ QUARTER 2002  OCTOBER 14, 2002  OCTOBER 15, 2002   11:00 AM (800-603-9255)
4/TH/ QUARTER 2002  FEBRUARY 6, 2003  FEBRUARY 7, 2003   11:00 AM (800-603-9255)





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MOHAWK INDUSTRIES, INC. AND SUBSIDIARIES

                                                                   Three Months Ended
                                                          --------------------------------------
                                                           March 30, 2002        March 31, 2001
                                                           --------------        --------------
Consolidated Statement of Earnings Data
(Amounts in thousands, except per share data)

Net sales                                                   $     866,710               777,339
Cost of sales                                                     652,115               600,017
------------------------------------------------------------------------------------------------
        Gross profit                                              214,595               177,322
Selling, general and administrative expenses                      140,327               123,717
------------------------------------------------------------------------------------------------
        Operating income                                           74,268                53,605
Interest expense                                                    6,524                 8,952
Other expense, net                                                   (843)                1,469
------------------------------------------------------------------------------------------------
        Earnings before income taxes                               68,587                43,184
Income taxes                                                       25,377                15,978
------------------------------------------------------------------------------------------------
        Net earnings                                        $      43,210                27,206
------------------------------------------------------------------------------------------------
Basic earnings per share                                    $        0.80                  0.52
------------------------------------------------------------------------------------------------
Weighted-average common shares outstanding                         54,256                52,361
------------------------------------------------------------------------------------------------
Diluted earnings per share                                  $        0.77                  0.51
------------------------------------------------------------------------------------------------
Weighted-average common and dilutive potential
   common shares outstanding                                       55,956                52,970
================================================================================================

Consolidated Balance Sheet Data
(Amounts in thousands)
                                                           March 30, 2002        March 31, 2001
                                                           --------------        --------------
ASSETS
Current assets:
    Receivables                                             $     619,270               389,042
    Inventories                                                   699,789               621,308
    Prepaid expenses                                               31,657                21,818
    Deferred income taxes                                          70,058                66,474
------------------------------------------------------------------------------------------------
        Total current assets                                    1,420,774             1,098,642
Property, plant and equipment, net                                837,167               641,669
Goodwill, net                                                   1,277,458               111,574
Other assets                                                      161,640                 6,396
------------------------------------------------------------------------------------------------
                                                            $   3,697,039             1,858,281
================================================================================================
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Current portion of long-term debt                       $     253,366               203,635
    Accounts payable and accrued expenses                         585,840               422,756
------------------------------------------------------------------------------------------------
        Total current liabilities                                 839,206               626,391
Long-term debt, less current portion                              897,831               378,310
Deferred income taxes and other long-term liabilities             172,255                75,946
------------------------------------------------------------------------------------------------
        Total liabilities                                       1,909,292             1,080,647
------------------------------------------------------------------------------------------------
Total stockholders' equity                                      1,787,747               777,634
------------------------------------------------------------------------------------------------
                                                            $   3,697,039             1,858,281
================================================================================================

Segment Information                                         As of or for the Three Months Ended
(Amounts in thousands)                                    --------------------------------------
                                                           March 30, 2002        March 31, 2001
                                                           --------------        --------------
Net sales:
   Carpet and Rug                                           $     838,226               777,339
   Ceramic Tile                                                    28,484                     -
------------------------------------------------------------------------------------------------
     Consolidated net sales                                 $     866,710               777,339
================================================================================================

Operating income:
   Carpet and Rug                                           $      71,267                54,834
   Ceramic Tile                                                     4,630                     -
   Corporate and eliminations                                      (1,629)               (1,229)
------------------------------------------------------------------------------------------------
     Consolidated operating income                          $      74,268                53,605
================================================================================================

Depreciation and amortization:
   Carpet and Rug                                           $      20,853                20,943
   Ceramic Tile                                                       755                     -
------------------------------------------------------------------------------------------------
     Consolidated depreciation and amortization             $      21,608                20,943
================================================================================================

Capital expenditures (excluding acquisitions):
   Carpet and Rug                                           $      16,027                11,697
   Ceramic Tile                                                         -                     -
------------------------------------------------------------------------------------------------
     Consolidated capital expenditures                      $      16,027                11,697
================================================================================================

Assets:
   Carpet and Rug                                           $   1,722,898             1,753,657
   Ceramic Tile                                                 1,866,703                     -
   Corporate and eliminations                                     107,438               104,624
------------------------------------------------------------------------------------------------
     Consolidated assets                                    $   3,697,039             1,858,281
================================================================================================